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                                                                  EXECUTION COPY






                  SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

                            Dated as of July 27, 2001

                                      From

                              ACCURIDE CORPORATION

                              ACCURIDE CANADA, INC.

                             ACCURIDE VENTURES, INC.

                                       AND

                         THE PLEDGORS REFERRED TO HEREIN

                                   AS PLEDGORS

                                       to

                               CITICORP USA, INC.

                             AS ADMINISTRATIVE AGENT

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                                TABLE OF CONTENTS

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SECTION                                                                                                   PAGE

SECTION 1.   Grant of Security...............................................................................2

SECTION 2.   Security for Obligations........................................................................4

SECTION 3.   Delivery of Security Collateral and Account Collateral; Consent to Pledge.......................4

SECTION 4.   Establishment and Maintenance of the Cash Collateral Accounts...................................6

SECTION 5.   Investing of Amounts in the Cash Collateral Accounts............................................6

SECTION 6.   Release of Amounts..............................................................................7

SECTION 7.   Representations and Warranties..................................................................7

SECTION 8.   Further Assurances..............................................................................8

SECTION 9.   Place of Perfection; Records....................................................................9

SECTION 10.  Voting Rights; Dividends; Etc...................................................................9

SECTION 11.  Transfers and Other Liens......................................................................10

SECTION 12.  Administrative Agent Appointed Attorney-in-Fact................................................10

SECTION 13.  Administrative Agent May Perform...............................................................11

SECTION 14.  The Administrative Agent's Duties..............................................................11

SECTION 15.  Remedies ......................................................................................11

SECTION 16.  Acknowledgments Relating to Security Collateral and Account Collateral.........................13

SECTION 17.  Indemnity and Expenses.........................................................................14

SECTION 18.  Amendments; Waivers; Pledge Agreement Supplement; Etc..........................................14

SECTION 19.  Addresses for Notices..........................................................................15

SECTION 20.  Continuing Security Interest; Assignments Under the Credit Agreement...........................15

SECTION 21.  Release and Termination........................................................................15

SECTION 22.  Security Interest Absolute.....................................................................16

SECTION 23.  Severability...................................................................................16

SECTION 24.  Execution in Counterparts......................................................................16

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SECTION 25.  Governing Law; Terms...........................................................................17



SCHEDULES

Schedule I   -    Initial Pledged Interests

Schedule II  -    Jurisdiction of Organization



EXHIBITS

Exhibit A    -    Form of Cash Collateral Account Letter

Exhibit B    -    Form of Pledge Agreement Supplement
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                  SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

          SECOND AMENDED AND RESTATED PLEDGE AGREEMENT dated as of July 27, 2001 made by ACCURIDE CORPORATION, a Delaware corporation (the "U.S. BORROWER"),
ACCURIDE CANADA, INC., a corporation organized and existing under the laws of the Province of Ontario, Canada (the "CANADIAN BORROWER"), ACCURIDE VENTURES,
INC., a Delaware corporation ("ACCURIDE VENTURES"), and each of the other
Persons listed on the signature pages hereof (together with the U.S. Borrower, the Canadian Borrower, Accuride Ventures, and each of the Additional Pledgors
(as defined in Section 18(b) below), collectively the "PLEDGORS" and each individually a "PLEDGOR"), to CITICORP USA, INC. ("CUSA"), as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders and the other Secured Parties
(each as defined in the Credit Agreement referred to below).

          PRELIMINARY STATEMENTS:

          (1)   The U.S. Borrower and the Canadian Borrower entered into a
Pledge Agreement dated January 21, 1998 (the "ORIGINAL PLEDGE AGREEMENT") in favor of the Administrative Agent, pursuant to which the U.S. Borrower pledged the Initial Pledged Shares (as defined therein).

          (2) The U.S. Borrower, the Canadian Borrower and Accuride Ventures entered into an Amended and Restated Pledge Agreement dated April 16, 1999 (the
"EXISTING PLEDGE AGREEMENT") in favor of the Administrative Agent, pursuant to which the U.S. Borrower and Accuride Ventures pledged the Initial Pledged
Interests (as defined therein).

          (3)   The Lender Parties, the Administrative Agent, Salomon Smith
Barney Inc., as arranger, Bankers Trust Company, as syndication agent, and Wells
Fargo Bank N.A., as documentation agent, have entered into a Second Amended and Restated Credit Agreement dated as of July 27, 2001 (said Second Amended and
Restated Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined) with the U.S. Borrower and the Canadian Borrower.

          (4) The Borrowers may have invested in, or may from time to time hereafter invest in, Hedge Agreements with one or more Lenders to obtain protection against fluctuations in the interest rates applicable to outstanding
Advances to the extent permitted by Section 5.02(b)(i)(B) of the Credit
Agreement (collectively, the "BANK HEDGE AGREEMENTS").

          (5) Each Pledgor is the owner of the type, number and percentage of the issued and outstanding shares of stock, limited liability company membership interests, partnership interests and other equity interests set forth opposite name of such Pledgor and described on Schedule I hereto.

          (6) Within 30 days of the Effective Date, (a) the U.S. Borrower shall have opened a cash collateral account (the "U.S. BORROWER CASH COLLATERAL
ACCOUNT") with Citibank, N.A. ("CITIBANK") at its offices at 399 Park Avenue,
New York, New York 10043, and (b) the Canadian Borrower shall have opened a cash collateral account (the "CANADIAN BORROWER CASH COLLATERAL ACCOUNT" and, together with the U.S. Borrower Cash Collateral Account, the "CASH COLLATERAL
ACCOUNTS") with Citibank at its Affiliate's offices at 123 Front Street West,
Toronto, Ontario, Canada. Each of the Cash Collateral Accounts shall have been opened in the name of applicable Borrower pursuant to, and for the purpose set forth in Section 2.06(b)(vii) of the Credit Agreement, Section 15(e) of this Agreement and Section 18(d) of the Security Agreement, and is under the sole and exclusive dominion and control of the Administrative Agent and subject to the terms of this Agreement.

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          (7) It is a condition precedent to the effectiveness of the Credit
Agreement and the making of Advances by the Lenders under the Credit Agreement that the Existing Pledge Agreement shall be amended and restated so that, in addition to the Initial Pledged Interests (as defined in the Existing Pledge
Agreement), (i) the U.S. Borrower shall pledge 100% of the shares of stock of
Accuride Cuyahoga Falls Inc., a Delaware corporation, (ii) Accuride Kentucky
Holding Company, a Delaware corporation, shall pledge 100% of the shares of stock of Accuride Henderson Facilities Management Corporation, a Delaware
corporation ("HENDERSON MANAGEMENT"), (iii) Accuride Tennessee Holding Company,
a Delaware corporation, shall pledge 100% of the shares of stock of Accuride
Columbia Facilities Management Corporation, a Delaware corporation ("COLUMBIA
MANAGEMENT"), (iv) Accuride Ventures and Henderson Management shall pledge 100%
of the limited liability company membership interests in Accuride Henderson
Limited Liability Company, a Delaware limited liability company ("HENDERSON
LLC"), and (v) Accuride Ventures and Columbia Management shall pledge 100% of the partnership interests in Accuride Columbia General Partnership ("COLUMBIA
GP").

          NOW, THEREFORE, in consideration of the premises, each Pledgor hereby agrees with the Administrative Agent for its benefit and the ratable benefit of the Secured Parties as follows, and that the Existing Pledge Agreement is amended and restated in its entirety to read as follows:

          SECTION 1. GRANT OF SECURITY. Each Pledgor hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties a security interest in, the following (collectively, the "Collateral"):

          (a)   all of the following (the "SECURITY COLLATERAL"):

                (i) the shares of stock, limited liability company membership interests, partnership interests and other equity interests set forth opposite such Pledgor's name on Schedule I hereto and issued by the Persons named therein (such shares, limited liability company membership interests, partnership interests and other equity interests being collectively referred to herein as the "INITIAL PLEDGED
          INTERESTS", and, together with the Additional Pledged Interests referred to in clause (ii) below and the shares, limited liability company membership interests, partnership interests and other equity interests referred to in clause (iii) below, the "PLEDGED INTERESTS"), whether or not evidenced by certificates, and all certificates, if any, representing Initial Pledged Interests and all dividends, distributions, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests;

                (ii) the Additional Pledged Interests as defined and described in each Pledge Agreement Supplement (as defined in Section 18(b) hereof) executed by such Pledgor, whether or not evidenced by certificates, and all certificates, if any, representing such Pledged
          Interests and all dividends, distributions, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Interests;

                (iii) all additional shares of stock, limited liability company membership interests, partnership interests and other equity interests in any issuer or issuers of Pledged Interests from time to time acquired by such Pledgor in any manner, whether or not evidenced by certificates, and all certificates, if any, representing such Pledged
          Interests and all dividends, distributions, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in

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          exchange for any or all ofsuch shares; PROVIDED, HOWEVER, that such
          Pledgor shall not be required to pledge any shares of stock, limited liability companymembership interests, partnership interests or other equity interestowned by it in any Foreign Subsidiary, other than the
          Canadian Borrower (subject, however, to the PROVISO to Section 2 hereof), to the extent that such pledge, when aggregated with all of the other shares, limited liability company membership interests, partnership interests or other equity interests in such Subsidiary pledged by such Pledgor and the other Pledgors would result in more than 66% of the voting shares, limited liability company membership interests, partnership interests and other equity interests (within the meaning of Treasury Regulation Section 1.956-2(c)(2) promulgated under the Internal Revenue Code) (the "VOTING INTERESTS") being pledged to the Administrative Agent on behalf of itself and the
          Secured Parties under this Agreement; and PROVIDED FURTHER that if as a result of any change in the tax laws of the United States after the date of this Agreement, the pledge by such Pledgor of any additional shares of stock, limited liability company membership interests or partnership interests or other equity interests in such Subsidiary would not result in an increase in the aggregate net consolidated tax liabilities of the U.S. Borrower and its Subsidiaries, then, promptly after the change in such laws, such Pledgor shall pledge all such additional shares of stock, limited liability company membership interests or partnership interests and other equity interests to the
          Administrative Agent under this Agreement; and

                (iv)   all of the Debt from time to time owed to such Pledgor
          (including, without limitation, such Pledgor that is an Additional
          Pledgor) by any Person in an aggregate principal amount in excess of $5,000,000 incurred in connection with a transaction permitted by
          Section 5.02(d)(ii) of the Credit Agreement, and all of the instruments evidencing such Debt, all security therefor and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Debt;

          (b)   all of the following (collectively, the "ACCOUNT COLLATERAL"):

                (i) in the case of the U.S. Borrower and all of its Restricted Subsidiaries (other than the Canadian Borrower) party to this Agreement, the U.S. Borrower Cash Collateral Account, all of the funds held therein and all of the certificates and instruments, if any, from time to time representing or evidencing the U.S. Borrower
          Cash Collateral Account;

                (ii)   in the case of the Canadian Borrower, the Canadian
          Borrower Cash Collateral Account, all of the funds held therein and all of the certificates and instruments, if any, from time to time representing or evidencing the Canadian Borrower Cash Collateral
          Account;

                (iii)  all of the Collateral Investments (as defined in Section
          5(b)) made on behalf of such Pledgor from time to time and all of the certificates and instruments, if any, from time to time representing or evidencing any of the Collateral Investments made on behalf of such Pledgor;

                (iv) all of the notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Administrative Agent for or on behalf of such Pledgor in respect of or in exchange for any or all of the then existing Account Collateral; and

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                (v)    all of the interest, dividends, distributions, cash,
          instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

          (c) all of such Pledgor's right, title and interest, if any, whether enow owned or hereafter acquired, in the AKW LP Agreement, the Henderson
     LLC Agreement, the Columbia GP Agreement, and the AKW LLC Agreement, in each case as such agreement may be amended, supplemented or otherwise modified from time to time (collectively, the "ASSIGNED AGREEMENTS"), including, without limitation, whether now existing or hereafter acquired or arising, (i) all rights of such Pledgor to receive monies and other property or assets due and to become due to such Pledgor under or pursuant to any of the Assigned Agreements, (ii) all claims of such Pledgor for damages arising out of or default under any Assigned Agreement, (iii) all rights of such Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any Assigned Agreement, (iv) all rights of such Pledgor to perform under any Assigned Agreement and to receive and compel performance and otherwise exercise all remedies thereunder and (v) any and all other rights, interests and claims of such Pledgor under, relating to or arising in connection with the Assigned
     Agreements; and

          (d)   all proceeds of any and all of the foregoing Collateral
     (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (c) of this Section 1).

          SECTION 2. SECURITY FOR OBLIGATIONS. (a) The pledge and assignment of and the grant of a security interest in the Collateral by each Pledgor, other than the Canadian Borrower, under this Agreement secure the payment of all Obligations of each Loan Party now or hereafter existing under the Loan
Documents, whether for principal, interest, fees, indemnities, costs, expenses or otherwise (all such Obligations, including the Canadian Secured Obligations, being the "SECURED OBLIGATIONS" of each such Loan Party); provided, however, that the pledge and assignment by the U.S. Borrower of and the grant by the U.S.
Borrower of a security interest in the Pledged Interests issued by the Canadian
Borrower shall be limited as follows: (i) the pledge and assignment of and the grant of a security interest in 66%, and only 66%, of such Pledged Interests secure the payment of the Obligations of the U.S. Borrower now or hereafter existing under the Loan Documents other than the Obligations of the U.S.
Borrower under the Guaranty and (ii) the pledge and assignment of and the grant of a security interest in 100% of such Pledged Interests secure the payment by the U.S. Borrower pursuant to the Guaranty of the Guaranteed Obligations of the Canadian Borrower now or hereafter existing under the Loan Documents.

          (b) Notwithstanding anything to the contrary herein, the pledge and assignment of and the grant of a security interest in the Collateral by the Canadian Borrower and its Restricted Subsidiaries, if any, secures the payment of all Obligations of the Canadian Borrower now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "CANADIAN SECURED OBLIGATIONS").

          SECTION 3.   DELIVERY OF SECURITY COLLATERAL AND ACCOUNT COLLATERAL;
CONSENT TO PLEDGE. (a) All certificates or instruments representing or evidencing Security Collateral and the Account Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. Each Pledgor shall, in respect of each Pledged Interest pledged by it hereunder and not evidenced by a certificate or instrument, deliver to the Administrative Agent
(i) an assignment in blank referred to in

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Section 3.04(b)(ii)(A) of the Credit Agreement with respect to such Pledged Interest and (ii) financing statements referred to in Section
3.04(b)(ii)(B) of the Credit Agreement covering such Pledged Interest. The
Administrative Agent shall have the right, at any time upon the occurrence and continuance of a Default under Section 7.01(a) or (f) of the Credit Agreement or upon the occurrence of an Event of Default, in its sole discretion and without notice to any Pledgor, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Security
Collateral or the Account Collateral, subject only to the revocable rights specified in Section 10(a). In addition, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or the Account Collateral for certificates or instruments of smaller or larger denominations.

          (b) In the case of the Pledged Interests of the Canadian Borrower, the U.S. Borrower hereby agrees to deliver or cause to be delivered to the Administrative Agent any consent required under the articles of incorporation of the Canadian Borrower to the transfer of the Pledged Interests of the Canadian
Borrower to the Administrative Agent effected by Section 1(a) hereof, concurrently with the delivery of duly executed instruments of transfer or assignment in blank in respect of such Pledged Interests in accordance with
Section 3(a).

          (c)   Each Pledgor shall (i) cause each of the issuers of the Pledged
Interests owned by such Pledgor not to issue any shares of stock, limited liability company membership interests, partnership interests or other equity interests in addition to or in substitution for the Pledged Interests except to such Pledgor, and (ii) deliver or otherwise transfer to the Administrative Agent hereunder pursuant to subsections (a) and (b) above, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, limited liability company membership interests, partnership interests or other equity interests of each of such issuers, subject to the PROVISOS contained in Section 1(a)(iii) of this Agreement.

          (d) The U.S. Borrower and Accuride Ventures, as members of AKW LLC and limited partners of AKW LP, hereby (i) consent, for purposes of Article 9 of the AKW LLC Agreement and Article 9 of the AKW LP Agreement, to the assignment and pledge hereunder of, and the grant hereunder of security interests in, the Pledged Interests issued by AKW LLC and AKW LP and to the assignment, sale or other disposition of such Pledged Interests pursuant to Section 15 hereof and the transferee of such assignment, sale or other disposition becoming a Substituted Member under the AKW LLC Agreement and a Substituted Limited Partner under the AKW LP Agreement and (ii) agree that the provisions of Sections 9.2 through 9.6 of the AKW LLC Agreement and Sections 9.2 through 9.6 of the AKW LP
Agreement shall not apply to the assignment or pledge hereunder of, or the grant hereunder of security interests in, the Pledged Interests issued by AKW LLC and AKW LP, or the assignment, sale or other disposition of such Pledged Interests pursuant to Section 15 hereof, and in that connection waive all of their rights under such provisions with respect to such assignment, pledge and grant and such assignment, sale and other disposition.

          (e)   Accuride Ventures and Henderson Management, as members of
Henderson LLC, hereby consent, for purposes of Section 12 of the Henderson LLC
Agreement, to the assignment and pledge hereunder of, and the grant hereunder of security interests in, the Pledged Interests issued by Henderson LLC and to the assignment, sale or other disposition of such Pledged Interests pursuant to
Section 15 hereof and the transferee of such assignment, sale or other disposition becoming a [Substituted Member] under the Henderson LLC Agreement.

          (f) Accuride Ventures and Columbia Management, as general partners of Columbia GP, hereby consent, for purposes of Section 15 of the Columbia GP
Agreement, to the assignment and pledge hereunder of, and the grant hereunder of security interests in, the Pledged Interests issued by

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Columbia GP and to the assignment, sale or other disposition of such Pledged
Interests pursuant to Section 15 hereof and the transferee of such assignment, sale or other disposition becoming a [Substituted Partner] under the Columbia GP
Agreement.

          SECTION 4. ESTABLISHMENT AND MAINTENANCE OF THE CASH COLLATERAL
ACCOUNTS. So long as any of the Advances shall remain unpaid, any Letter of Credit shall be outstanding or any of the Lender Parties shall have any Commitment under the Credit Agreement:

          (a) each of the Borrowers will maintain its Cash Collateral Account with Citibank in accordance with the terms of this Agreement and the letter agreement dated as of the Effective Date (each, a "CASH COLLATERAL ACCOUNT
     LETTER") among such Borrower, Citibank and the Administrative Agent, which agreement is in substantially the form of Exhibit A hereto or otherwise in form and substance reasonably satisfactory to the Administrative Agent. The
     Administrative Agent shall have sole and exclusive dominion and control of each Cash Collateral Account subject to the terms of this Agreement.

          (b)   It shall be a term and condition of each Cash Collateral
     Account, notwithstanding any term or condition to the contrary in any other agreement relating to such Cash Collateral Account, that no amount
     (including, without limitation, interest on Collateral Investments related thereto) shall be paid or released to or for the account of, or withdrawn by or for the account of, any of the Pledgors or any other Person from such Cash Collateral Account, except as otherwise provided in Sections 6 and 15.

Each Cash Collateral Account shall be subject to such applicable laws
(including, without limitation, such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking authority or other governmental authority) as are in effect from time to time.

     SECTION 5. INVESTING OF AMOUNTS IN THE CASH COLLATERAL ACCOUNTS. (a) If requested by the applicable Borrower, the Administrative Agent will, subject to the provisions of Sections 6 and 15, from time to time, so long as no Default under Section 7.01(a) or 7.01(f) of the Credit Agreement or Event of Default has occurred and is continuing, (i) invest amounts on deposit in the Cash Collateral
Account of such Borrower in such Cash Equivalents as such Borrower may select, in each case which investments shall be made in the name of, and with the entitlement holder being, the Administrative Agent, on behalf of such Borrower, and (ii) invest interest paid on the Cash Equivalents referred to in clause (i) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents as such Borrower may select, in each case which investments shall be made in the name of, and with the entitlement holder being, the Administrative Agent, on behalf of such Borrower
(the Cash Equivalents referred to in clauses (i) and (ii) of this Section 5(a) being, collectively, the "BORROWERS' COLLATERAL INVESTMENTS").

          (b) Upon the occurrence and during the continuance of a Default under Section 7.01(a) or 7.01(f) of the Credit Agreement or an Event of Default, the Administrative Agent may, subject to the provisions of Section 15, from time to time (i) invest amounts on deposit in each Cash Collateral Account, and any cash proceeds collected by or on behalf of the Administrative Agent and held pursuant to Section 15(e), in such Cash Equivalents as the Administrative Agent may select, in each case which investments shall be made in the name of, and with the entitlement holder being, the Administrative Agent, on behalf of the applicable Pledgors, and (ii) invest interest paid on the Cash Equivalents referred to in clause (i) above, and reinvest other proceeds of any such Cash
Equivalents that may mature or be sold, in such Cash Equivalents as the Administrative Agent may select, in each case which investments shall be made in the name of, and with the entitlement holder being, the Administrative Agent, on behalf

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of the applicable Pledgors (the Cash Equivalents referred to in clauses (i) and
(ii) of this Section 5(b), together with the Borrowers' Collateral Investments, being, collectively, the "COLLATERAL INVESTMENTS").

          (c) Interest and proceeds that are not invested or reinvested in Collateral Investments as provided in subsection (a) or (b) of this Section 5 shall be deposited and held in the applicable Cash Collateral Account.

          (d) The Administrative Agent shall not have any liability to any of the Pledgors or any of the other Secured Parties for, or as a result of, any losses suffered from any Collateral Investment made by it in accordance with this Section 5 or if the earnings realized on any such Collateral Investment are less than otherwise could have been achieved had other Cash Equivalents been selected by the Borrowers or the Administrative Agent pursuant to the terms of subsection (a) or (b), respectively, of this Section 5.

          (e)   All of the Collateral Investments made in respect of the Cash
Collateral Accounts and all interest and income received thereon and therefrom, and the net proceeds realized upon the maturity or sale thereof, shall be held in the Cash Collateral Account as Account Collateral, which amounts may be released solely in accordance with the provisions of Sections 6 and 15.

          SECTION 6. RELEASE OF AMOUNTS. (a) The Administrative Agent is hereby authorized, without any further action by or notice to or from any of the Borrowers, to maintain any amounts deposited into the Cash Collateral Account of any such Borrower pursuant to Section 2.06(b)(vii) of the Credit Agreement until the last day of the Interest Period then in effect for any outstanding
Eurodollar Rate Advances and, on such last day, to pay and release such amounts from such Cash Collateral Account for the prepayment to each of the Appropriate
Lenders (other than the Declining Lenders) of the Eurodollar Rate Advances outstanding on such day in accordance with Section 2.06(b) of the Credit
Agreement, with any excess amounts in such Cash Collateral Account to be transmitted to the account designated by the applicable Borrower, PROVIDED that no Default under section 7.01(a) or (f) of the Credit Agreement or no Event of Default has occurred and is continuing.

          (b)   Subject to clause (a) above, so long as no Default under Section
7.01(a) or (f) of the Credit Agreement or no Event of Default shall have occurred and be continuing, the Administrative Agent will pay and release to the applicable Borrower or at its order and at the request of such Borrower, the amount, if any, by which the credit balance of the Cash Collateral Account of such Borrower exceeds all amounts then due and payable by such Borrower under the Loan Documents together with all accrued and unpaid interest and fees under the Credit Agreement.

          SECTION 7. REPRESENTATIONS AND WARRANTIES. Each Pledgor represents and warrants as follows:

          (a) The chief executive office of such Pledgor and the office where such Pledgor keeps its records concerning the Collateral is located at the address set forth beneath the name of such Pledgor on the signature pages hereof (or, in the case of any Additional Pledgors at the address set forth beneath the name of such Additional Pledgor on the signature page of the Pledge Agreement Supplement (as defined in Section 18(b) below)).

          (b) the jurisdiction of organization of such Pledgor is the jurisdiction set forth on Schedule II hereto.

          (c) Such Pledgor is the sole legal and beneficial owner of the Collateral pledged by such Pledgor hereunder, free and clear of any Lien, except for the security interest created by this

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     Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the
     Administrative Agent relating to this Agreement or as otherwise permitted under Section 5.02(a) of the Credit Agreement.

          (d) The Pledged Interests owned by such Pledgor have been duly authorized and validly issued and, to the extent such Pledged Interests constitute shares of stock, are fully paid and non-assessable, and, in the case of such Pledged Interests issued by AKW LLC, Henderson LLC, Columbia
     GP, and AKW LP, are not represented by certificates.

          (e) The Pledged Interests owned by such Pledgor constitute the percentage of the issued outstanding shares of stock, limited liability company membership interests and partnership interests, as the case may be, of the issuers thereof indicated on Schedule I hereto.

          (f) This Agreement, and the delivery of and other actions taken with respect to the Security Collateral pursuant to Section 3 (including, without limitation, the proper filing of the financing statements referred to therein with respect to the Pledged Interests issued by AKW LLC, Henderson LLC, Columbia GP, and AKW LP, under the Uniform Commercial Code of the applicable jurisdiction), create a valid and perfected first priority security interest in the Collateral pledged by such Pledgor hereunder, securing the payment of the Secured Obligations of such Pledgor, and all filings and other actions necessary to perfect such security interest have been duly taken and are in full force and effect or will be made or taken in accordance with the terms of the Loan Documents, and all filing and recording fees and taxes related to any of the foregoing have been or will upon each filing be duly paid in full.

          (g) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by such Pledgor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Pledgor, (ii) for the perfection of the security interest in the Collateral granted by such Pledgor hereunder (including the first priority nature of such pledge, assignment or security interest) or (iii) for the exercise by the Administrative Agent of any voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

          SECTION 8. FURTHER ASSURANCES. (a) Each of the Pledgors agrees from time to time, at its sole expense, to promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.
Without limiting the generality of the foregoing, each Pledgor will: (i) mark, at the request of the Administrative Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Administrative
Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

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                                       9

          (b) Each Pledgor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Pledgor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Pledgor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

          SECTION 9. PLACE OF PERFECTION; RECORDS. (a) Each Pledgor shall keep its chief executive office and the office where it keeps its records concerning the Collateral at the location therefor specified in Section 7(a) or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by Section 8 shall have been taken with respect to the Collateral. Each Pledgor will hold and preserve such records and will permit representatives of the Administrative Agent at any time during normal business hours upon reasonable notice to inspect and make abstracts from such records.

          (b) Each Pledgor shall keep its jurisdiction of organization at the location therefor specified in accordance with Section 7(b) or, upon 30 days prior written notice to the Administrative Agent in such other jurisdiction where all actions required by Section 8 shall have been taken with respect to the Collateral.

          SECTION 10.  VOTING  RIGHTS;  DIVIDENDS;  ETC. (a) So long as no
Default under Section 7.01(a) or (f) of the Credit Agreement shall have occurred and be continuing or no Event of Default shall have occurred and be continuing:

          (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that such Pledgor shall not exercise or refrain from exercising any such right if such action would have a Material Adverse Effect on the value of the Security
     Collateral or any part thereof.

          (ii) The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.

          (iii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest and other distributions paid or other amounts received in respect of its Security Collateral, PROVIDED, HOWEVER, that:

          (A) any and all dividends and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral except that the foregoing shall not apply to a liquidation of AKW LP, Henderson LLC, Columbia GP, or AKW LLC into a
     Restricted Subsidiary of the U.S. Borrower so long as all of the stock, limited liability company membership interests, partnership interests or other equity interests of such Restricted Subsidiary is pledged under this Agreement,


          (B) any and all dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus,

          (C) any and all cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Security Collateral, and

          (D) any and all dividends and distributions paid in cash in violation of the terms of the Credit Agreement.

     shall be, and shall be forthwith delivered to the Administrative Agent to hold as, Security Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Administrative Agent as Security Collateral in the same form as so received (with any necessary indorsement or assignment).

          (b) Upon notice to the U.S. Borrower by the Administrative Agent following the occurrence and during the continuance of a Default under Section 7.01(a) or (f) of the Credit Agreement or an Event of Default, all rights of the Pledgors to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 10(a)(i) and all rights of the Pledgors to receive dividends and other distributions that it would otherwise be entitled to receive pursuant to Section 10(a)(iii) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights or to receive or refrain from receiving such dividends and other distributions.

          SECTION 11. TRANSFERS AND OTHER LIENS. No Pledgor shall (i) convey, transfer, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option or other right to purchase or otherwise acquire, any of the Collateral, except for such conveyances, sales, transfers, assignments and dispositions that are expressly permitted under the Loan Documents, or (ii) create, incur, assume or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created or otherwise expressly permitted under the terms of the Loan Documents.

          SECTION 12. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. Each Pledgor hereby irrevocably appoints the Administrative Agent such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Administrative Agent's discretion following the occurrence and continuance of a Default under Section 7.01(a) or 7.01(f) or an Event of Default, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement and the other Loan Documents, including, without limitation:

          (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          (b) to receive, indorse, assign and collect any drafts, acceptances, instruments and other documents in connection with this Agreement (including, without limitation, all instruments representing or evidencing any dividend or other distribution in respect of the Collateral or any part thereof) and give full discharge to same,

          (c) to sell, transfer, assign or otherwise deal with the Collateral or any part thereof in the same manner and to the same extent as if the Administrative Agent were the absolute owner thereof,

          (d) (i) to direct any Person liable to such Pledgor for any payment with respect to its Collateral to make payment of any and all moneys due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct, (ii) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any of its Collateral, (iii) to defend any action, suit or proceeding brought against such Pledgor with respect to any of its Collateral and (iv) to settle, compromise or adjust any action, suit or proceeding described in clause (iii) of this Section 12(d) and, in connection therewith, to give any such discharge or release as the Administrative Agent may deem appropriate,

          (e) to file any application, petition or other request with any governmental authority for the purpose of obtaining any consent, approval or authorization therefrom or satisfying any registration, filing, notice or other requirement thereof necessary in order to fully and properly effect the sale, transfer or other disposition of any or all of its Collateral, and

          (f) to file any claims or take any action or institute any proceedings at the sole expense of such Pledgor that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

          SECTION 13. ADMINISTRATIVE AGENT MAY PERFORM. If the Borrower fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Borrower under Section 17(b).

          SECTION 14. THE ADMINISTRATIVE AGENT'S DUTIES. The powers conferred to the Administrative Agent hereunder are solely to protect its interest (and the interest of the other Secured Parties) in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder and to dispose of the Collateral in a commercially reasonable manner, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Administrative Agent or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property.

          SECTION 15. REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "N.Y. Uniform Commercial Code") (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) and also may (i) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable, and (ii) notify each Pledgor that all of its rights to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise with respect to the Collateral pursuant to Section 10(a)(i) shall cease and, upon such notice, all such rights shall become vested in the Administrative
     Agent, who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) If the Administrative Agent proceeds to exercise its right to sell any or all of the Security Collateral, each of the Pledgors shall, upon the written request of the Administrative Agent therefor, furnish to the Administrative Agent all such information as the Administrative Agent may reasonably request in order to determine the number of limited liability company membership interests, partnership interests, shares and other instruments included in such Security Collateral that may be sold by the Administrative Agent in transactions exempt under the Securities Act of 1933 (as amended, and together with the regulations promulgated and the rulings issued thereunder, the "SECURITIES ACT") or any similar laws in effect from time to time in any other relevant jurisdiction.

          (c) Each purchaser of all or any part of the Collateral at any such sale that has been made in accordance with applicable law shall hold the property sold absolutely free from any claim, encumbrance or other right on the part of each of the Pledgors, and each of the Pledgors hereby waives, to the fullest extent permitted by applicable law, all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any applicable law now existing or hereafter enacted with respect to any such sale.

          (d) All proofs of claim, rights of action and rights to assert claims under this Agreement or any of the other Collateral Documents to which any Pledgor is or is to be a party may be enforced by the Administrative Agent without the possession of any of the Notes at any proceeding instituted by the Administrative Agent, and any such proceeding may be brought in its own name as agent, and any recovery or judgment shall be for the benefit of the Secured Parties. In any proceeding brought by the Administrative Agent (and in any proceeding involving the interpretation of any of the provisions of any of the Collateral Documents to which such Pledgor is a party), the Administrative Agent shall be held to represent all of the Secured Parties, and it shall not be necessary to make any of the other Secured Parties party to such proceeding.

          (e) All cash held by or on behalf of the Administrative Agent as Collateral and all cash proceeds received by or on behalf of the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral as defined herein and all or any part of the "COLLATERAL"as defined in the Security Agreement, may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 17(b)) in whole or in part by the Administrative Agent, for the ratable benefit of the Secured Parties, against all or any part of the Secured Obligations in such order as the Administrative Agent shall elect. In determining the amounts owing to the Hedge Banks under the Bank Hedge Agreements, the Administrative Agent shall be entitled to rely, and be fully protected in relying, upon the Agreement Values (as hereinafter defined) of the Bank Hedge Agreements. The term "Agreement Value" means, with respect to any of the Bank Hedge Agreements at any date of determination, the amount, if any, that would be payable to the Hedge Bank party to such Bank Hedge Agreement in respect of any "AGREEMENT VALUE" under such Bank Hedge Agreement if such Bank Hedge Agreement were terminated on such date, calculated as provided in the International Swap Dealers Association, Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition. Each determination of the Agreement Value of any of the Bank Hedge Agreements shall be made by the Administrative Agent in good faith and in reliance on any information (including information provided by such Hedge Bank) that it believes to be accurate, but without any obligation to verify such information. Any surplus of cash or cash proceeds held by or on behalf of the Administrative Agent in accordance with this Section 15 and Section 18 of the Security Agreement and remaining after payment in full in cash of all of the Secured Obligations and all of the other Obligations of the Loan Parties owing under or in respect of the Loan Documents shall be paid over to the Pledgors or to whomsoever may be lawfully entitled to receive such surplus.

          (f) The Administrative Agent may exercise any and all rights and remedies of any of the Pledgors in respect of the Collateral (including, without limitation, any and all rights of any such Pledgor to demand or otherwise require payment of any amount under, or performance of any provision of any Collateral).

          (g) Except as otherwise permitted by this Agreement, all payments received by any of the Pledgors under, in connection with, or in respect of, any of the Collateral shall be received and held by such Pledgor in trust for the benefit of the Administrative Agent, shall be segregated from the other property and funds of such Pledgor and shall be delivered forthwith to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment).

          SECTION 16. ACKNOWLEDGMENTS RELATING TO SECURITY COLLATERAL AND ACCOUNT COLLATERAL. (a) Each Pledgor recognizes and hereby acknowledges that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws (or other similar laws of other relevant jurisdictions), the Administrative Agent may be compelled with respect to any sale of all or any part of the Security Collateral comprised of limited liability company membership interests, partnership interests, shares or other equity interests or other securities that are not registered under the Securities Act to limit the purchasers thereof to those Persons who will agree, among other things, to acquire the Security Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor hereby further acknowledges that any such private sale may be at a price and on terms less favorable to the Administrative Agent and the other Secured Parties than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, such Pledgor hereby agrees that any private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Security Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or any applicable state securities laws (or other similar law of other relevant jurisdictions), even if such Pledgor would agree to do so. Each Pledgor hereby waives any claims against the Administrative Agent arising by reason of the fact that the price at which any Security Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Security Collateral to more than one offeree.

          (b) The Administrative Agent may sell or liquidate (and each of the Borrowers and of the other Pledgors hereby irrevocably instructs the Administrative Agent, without any further action by or notice to or from any such Pledgor, to so sell or liquidate) all or any portion of the Collateral Investments held in or in respect of any of the Cash Collateral Accounts at any time following the occurrence and during the continuance of an Event of Default that the proceeds thereof are determined to be required for the satisfaction of all or any part of the Secured Obligations, and the Administrative Agent shall not have any liability to any of the Pledgors, any of the other Secured Parties or any other Person for, or as a result of, any losses suffered from any such sale or liquidation.

          SECTION 17. INDEMNITY AND EXPENSES. (a) Without limiting any of the provisions of Section 9.04 of the Credit Agreement, each Pledgor agrees to indemnify the Administrative Agent from and against any and all claims, damages, expenses, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, damages, expenses, losses or liabilities resulting from the Administrative Agent's gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction.

          (b) Without limiting any of the provisions of Section 9.04 of the Credit Agreement, each Pledgor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Administrative Agent may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Lenders hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

          (c) Without prejudice to the survival of any of the other agreements of any of the Pledgors under this Agreement or any of the other Loan Documents, the agreements and obligations of each of the Pledgors contained in this Section 17 and in Section 22 shall survive the payment in full of all of the Secured Obligations and all of the other Obligations of any of the Pledgors owing under or in respect of the Loan Documents.

          SECTION 18.  AMENDMENTS; WAIVERS; PLEDGE AGREEMENT SUPPLEMENT; ETC.
(a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (b) Upon the execution and delivery by any Person of a supplement to this Agreement (whether pursuant to Section 5.01(k) of the Credit Agreement or otherwise), in each case in substantially the form of Exhibit B hereto (each, a "PLEDGE AGREEMENT SUPPLEMENT"), (i) such Person, if it is not then a Pledgor hereunder, shall be referred to as an "ADDITIONAL PLEDGOR" and shall be and become a Pledgor, and each reference in this Agreement to an "Additional Pledgor" or a "Pledgor" shall also mean and be a reference to such Additional Pledgor and each reference in any of the other Loan Documents to a "Pledgor" or a "Loan Party" shall also mean and be a reference to such Additional Pledgor,
(ii) the supplements attached to each of the Pledge Agreement Supplements shall be incorporated into and become a part of and supplement the Schedules to this Agreement, as appropriate, and the Administrative Agent may attach such supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto, and (iii) the assignment, pledge and grant of security interest contained in such Pledge Agreement Supplement shall, as to such Pledgor,

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                                       15

operate as the assignment, pledge and grant of security interest, as if such assignment, pledge and grant were contained in Section 1 hereof and such Pledgor was a signatory hereto.

          SECTION 19. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and, mailed, telegraphed, telecopied, telexed, cabled or delivered to each Pledgor or to the Administrative Agent, as the case may be addressed to it at its address set forth opposite its name on the signature pages hereto or to any other Pledgor addressed to it at its address set forth beneath the name of such other Pledgor on the signature pages of the Pledge Agreement Supplement pursuant to which it became a party hereto, with a copy to KKR, 2800 Sand Hill Road, Suite 200, Menlo Park , CA 94205, Attn:
Fred Goltz, or, as to any party, at such other address as shall be designated, in the case of the Administrative Agent, by the Administrative Agent in a written notice to the U.S. Borrower, and in the case of the U.S. Borrower or any other Pledgor, by the U.S. Borrower or such other Pledgor in a written notice to the Administrative Agent, in each case complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or cabled, respectively, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, addressed as aforesaid.

          SECTION 20. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE CREDIT AGREEMENT. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of the payment in full in cash of the Secured Obligations, the expiration or termination of all Letters of Credit and Bank Hedge Agreements and the Termination Date, (b) be binding upon each Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each of the other Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, in each case, to the provisions of Section 9.07 of the Credit Agreement.

          SECTION 21. RELEASE AND TERMINATION. (a) Upon the sale, transfer or other disposition of any item of Collateral in accordance with Section 5.02(d) of the Credit Agreement and the other terms of the Loan Documents, the Administrative Agent will, at the applicable Pledgor's expense, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence the release of such item of Collateral from the pledge and security interest granted hereunder; PROVIDED, HOWEVER, that:

          (i) at the time of and after giving PRO FORMA effect to such request and release, no Default shall have occurred and be continuing;

          (ii) such Pledgor shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Administrative Agent and a certification by such Pledgor to the effect that the subject transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent may reasonably request; and

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                                       16

          (iii) the Net Cash Proceeds of any such sale, transfer or other disposition shall be applied to prepay the Advances outstanding at such time in accordance with, and to the extent required under, Section 2.06(b) of the Credit Agreement.

          (b) Upon the later of the payment in full in cash of the Secured Obligations, the termination or expiration of all Letters of Credit and Bank Hedge Agreements and the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgors. Upon any such termination, the Administrative Agent will, at each Pledgor's sole expense, return to such Pledgor such Collateral of such Pledgor in the Administrative Agent's possession as shall not have been sold or otherwise applied pursuant to the terms of the Loan Documents, and will execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination and revision.

          SECTION 22. SECURITY INTEREST ABSOLUTE. (a) The Obligations of each Pledgor under this Agreement are independent of any of the other Obligations of any of the other Loan Parties under or in respect of the Loan Documents, and a separate action or actions may be brought or prosecuted against each of the Pledgors to enforce this Agreement and the pledge, assignment and security interest granted by such Pledgor hereunder, irrespective of whether any action is brought against any of the other Loan Parties or whether any of the other Loan Parties is joined in any such action or actions. All rights of the Administrative Agent and the other Secured Parties and the pledges, assignments and security interests created hereunder, and all obligations of each of the Pledgors hereunder, shall be absolute, unconditional and irrevocable irrespective of, and each of the Pledgors hereby irrevocably waives any defenses it may now have or may hereafter acquire in any way relating to, any or all of the circumstances described in Section 6.02 of the Credit Agreement or Section 2 of the Subsidiaries Guarantee or any other circumstance that might constitute a defense available to, or a discharge of, any of the Pledgors or the other Loan Parties.

          (b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Administrative Agent or any of the other Secured Parties or by any other Person upon the insolvency, bankruptcy or reorganization of any of the Pledgors or otherwise, all as though such payment had not been made, and each of the Pledgors hereby unconditionally and irrevocably agrees that it will indemnify the Administrative Agent and each of the other Secured Parties, upon demand, for all of the costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or such other Secured Party in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, a fraudulent transfer or a similar payment under any bankruptcy, insolvency or similar law.

          SECTION 23. SEVERABILITY. The provisions of this Agreement are severable, and if any term or provision shall be held illegal, invalid or unenforceable in whole or in part in any jurisdiction, then such illegality, invalidity or unenforceability shall affect only such term or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such term or provision in any other jurisdiction, or any other term or provision of this Agreement in any jurisdiction.

          SECTION 24. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 25. GOVERNING LAW; TERMS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the perfection and the effect of perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral, pursuant to the laws of the State of New York, are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the N.Y. Uniform Commercial Code are used herein as therein defined.

          IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                 ACCURIDE CORPORATION


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:


                                 Address: P.O.Box 15600
                                          7140 Office Circle
                                          Evansville, IN 47716

                                 Attn: Office of General Counsel


                                 ACCURIDE CANADA, INC.


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:



                                 Address: 31 Firestone Boulevard
                                          London, Ontario, Canada
                                          NSW 5S1

                                 Attn:



                                 ACCURIDE TEXAS, INC.


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 Address: P.O. Box 15600
                                          7140 Office Circle
                                          Evansville, IN  47716
                                          Attn: Office of General Counsel

                                 WITH A COPY TO:
                                 --------------

                                 Address: KKR
                                          2800 Sand Hill Road, Suite 200
                                          Menlo Park, CA  94205
                                          Attn: Fred Goltz

                                 ACCURIDE VENTURES, INC.


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 Address: P.O. Box 15600
                                          7140 Office Circle
                                          Evansville, IN  47716
                                          Attn: Office of General Counsel

                                 WITH A COPY TO:
                                 --------------

                                 Address: KKR
                                          2800 Sand Hill Road, Suite 200
                                          Menlo Park, CA  94205
                                          Attn: Fred Goltz


                                 ACCURIDE KENTUCKY HOLDING COMPANY

                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:


                                 Address: P.O. Box 15600
                                          7140 Office Circle
                                          Evansville, IN  47716
                                          Attn: Office of General Counsel

                                 WITH A COPY TO:
                                 --------------

                                 Address: KKR
                                          2800 Sand Hill Road, Suite 200
                                          Menlo Park, CA  94205
                                          Attn: Fred Goltz

                                 ACCURIDE CUYAHOGA FALLS, INC.

                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 Address: P.O. Box 15600
                                          7140 Office Circle
                                          Evansville, IN  47716
                                          Attn: Office of General Counsel

                                 WITH A COPY TO:
                                 --------------

                                 Address: KKR
                                          2800 Sand Hill Road, Suite 200
                                          Menlo Park, CA  94205
                                          Attn: Fred Goltz


                                 ACCURIDE TENNESSEE HOLDING COMPANY


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 Address: P.O. Box 15600
                                          7140 Office Circle
                                          Evansville, IN  47716
                                          Attn:  Office of General Counsel

                                 WITH A COPY TO:
                                 --------------

                                 Address: KKR
                                          2800 Sand Hill Road, Suite 200
                                          Menlo Park, CA  94205
                                          Attn:  Fred Goltz

                                 ACCURIDE HENDERSON FACILITIES
                                 MANAGEMENT CORPORATION


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 Address: P.O. Box 15600
                                          7140 Office Circle
                                          Evansville, IN  47716
                                          Attn: Office of General Counsel

                                 WITH A COPY TO:
                                 --------------

                                 Address: KKR
                                          2800 Sand Hill Road, Suite 200
                                          Menlo Park, CA  94205
                                          Attn: Fred Goltz

                                 ACCURIDE HENDERSON LIMITED
                                 LIABILITY COMPANY


                                      By: ACCURIDE HENDERSON
                                          FACILITIES MANAGEMENT
                                          CORPORATION
                                          as Member



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      By: ACCURIDE VENTURES, INC.
                                          as Member


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                 Address: P.O. Box 15600
                                          7140 Office Circle
                                          Evansville, IN  47716
                                          Attn: Office of General Counsel

                                 WITH A COPY TO:
                                 --------------

                                 Address: KKR
                                          2800 Sand Hill Road, Suite 200
                                          Menlo Park, CA  94205
                                          Attn: Fred Goltz

                                 ACCURIDE COLUMBIA FACILITIES
                                 MANAGEMENT CORPORATION


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 Address: P.O. Box 15600
                                          7140 Office Circle
                                          Evansville, IN  47716
                                          Attn: Office of General Counsel

                                 WITH A COPY TO:
                                 --------------

                                 Address: KKR
                                          2800 Sand Hill Road, Suite 200
                                          Menlo Park, CA  94205
                                          Attn: Fred Goltz



                                 ACCURIDE COLUMBIA GENERAL
                                 PARTNERSHIP


                                      By: ACCURIDE VENTURES, INC.,
                                          its General Partner


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                 Address: P.O. Box 15600
                                          7140 Office Circle
                                          Evansville, IN  47716
                                          Attn: Office of General Counsel

                                 WITH A COPY TO:
                                 --------------

                                 Address: KKR
                                          2800 Sand Hill Road, Suite 200
                                          Menlo Park, CA  94205
                                          Attn: Fred Goltz

                                 AKW L.P.


                                      By: AKW GENERAL PARTNER L.L.C.
                                          as General Partner


                                      By: ACCURIDE VENTURES, INC.,
                                          as Member


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      By: ACCURIDE CORPORATION,
                                          as Member



                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                 Address: P.O. Box 15600
                                          7140 Office Circle
                                          Evansville, IN  47716
                                          Attn:  Office of General Counsel

                                 WITH A COPY TO:
                                 --------------

                                 Address: KKR
                                          2800 Sand Hill Road, Suite 200
                                          Menlo Park, CA  94205
                                          Attn:  Fred Goltz

                                 ACCURIDE GENERAL PARTNERSHIP L.L.C


                                      By: ACCURIDE VENTURES, INC.,
                                          as Member


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      By: ACCURIDE CORPORATION,
                                          as Member


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                 Address: P.O. Box 15600
                                          7140 Office Circle
                                          Evansville, IN  47716
                                          Attn: Office of General Counsel

                                 WITH A COPY TO:
                                 --------------

                                 Address: KKR
                                          2800 Sand Hill Road, Suite 200
                                          Menlo Park, CA  94205
                                          Attn: Fred Goltz

                                   SCHEDULE I


                            INITIAL PLEDGED INTERESTS


-------------------------- --------------------------------------- ------------- --------------- -------------- ----------------

                                                                                     Stock                        Percentage of
                                                                      Class of     Certificate      Number of      Outstanding
     Name of Pledger                    Name of Issuer                 Stock         No(s).         Shares            Shares
-------------------------- --------------------------------------- ------------- --------------- -------------- ----------------
Accuride Corporation       Accuride Texas, Inc.                       Common           1             1,000           100%
-------------------------- --------------------------------------- ------------- --------------- -------------- ----------------
Accuride Corporation       Accuride Ventures, Inc.                    Common           1               100           100%
-------------------------- --------------------------------------- ------------- --------------- -------------- ----------------
Accuride Corporation       Accuride Kentucky Holding Company          Common           1             1,000           100%
-------------------------- --------------------------------------- ------------- --------------- -------------- ----------------
Accuride Corporation       Accuride Tennessee Holding Company         Common           1             1,000           100%
-------------------------- --------------------------------------- ------------- --------------- -------------- ----------------
Accuride Corporation       Accuride Cuyahoga Falls, Inc.              Common           1             1,000           100%
-------------------------- --------------------------------------- ------------- --------------- -------------- ----------------
Accuride Kentucky          Accuride Henderson Facilities              Common           2             1,000           100%
Holding Company            Management Corporation
-------------------------- --------------------------------------- ------------- --------------- -------------- ----------------
Accuride Tennessee         Accuride Columbia Facilities               Common           2             1,000           100%
Holding Company            Management Corporation
-------------------------- --------------------------------------- ------------- --------------- -------------- ----------------
Accuride Corporation       Accuride Canada, Inc.                      Common          C-4               66            66%
-------------------------- --------------------------------------- ------------- --------------- -------------- ----------------
Accuride Corporation       Accuride Canada, Inc.                      Common          C-5               34            34%
-------------------------- --------------------------------------- ------------- --------------- -------------- ----------------

                                   SCHEDULE II

                          JURISDICTION OF ORGANIZATION


-------------------------- --------------------------------------- -------------------------- ----------------- ----------------
                                                                                                Certificate         Interest
   Name of Pledger                   Name of Issuer                  Pledged Interest                No.           Percentage
-------------------------- --------------------------------------- -------------------------- ----------------- ----------------
Accuride Corporation       AKW General Partner L.L.C., a Delaware  Pledgor's "Interest"(as       Uncertified          50%
                           limited liability company ("AKW LLC")   defined in the AKW
                                                                   LLC Agreement)
-------------------------- --------------------------------------- -------------------------- ----------------- ----------------
Accuride Ventures, Inc.    AKW LLC                                 Pledgor's "Interest"(as       Uncertified          50%
                                                                   defined in the AKW
                                                                   LLC Agreement)
-------------------------- --------------------------------------- -------------------------- ----------------- ----------------
Accuride Ventures, Inc.    Accuride Henderson LLC                  Pledgor's "Interest" (as      Uncertified           1%
                                                                   defined in the Accuride
                                                                   Henderson LLC Agreement)
-------------------------- --------------------------------------- -------------------------- ----------------- ----------------
Accuride Henderson         Accuride Henderson LLC                  Pledgor's "Interest" (as      Uncertified          99%
Facilities Management                                              defined in the Accuride
Corporation                                                        Henderson LLC Agreement)
-------------------------- --------------------------------------- -------------------------- ----------------- ----------------

                                                                PLEDGE AGREEMENT
                                                                      SCHEDULE I

                                     PLEDGED
                              PARTNERSHIP INTERESTS


-------------------------- --------------------------------------- -------------------------- ----------------- ----------------
                                                                                                Certificate         Interest
      Name of Pledger                  Name of Issuer                   Pledged Interest             No.           Percentage
-------------------------- --------------------------------------- -------------------------- ----------------- ----------------
Accuride Corporation       AK L.P., a Delaware limited             Pledgor's "Interest"(as      Uncertified           49%
                           partnership ("AKW LP")                  defined in the AKW
                                                                   LP Agreement)
-------------------------- --------------------------------------- -------------------------- ----------------- ----------------
Accuride Ventures, Inc.    AKW LP                                  Pledgor's "Interest"(as      Uncertified           49%
                                                                   defined in the AKW
                                                                   LP Agreement)
-------------------------- --------------------------------------- -------------------------- ----------------- ----------------
Accuride Ventures, Inc.    Accuride Columbia General Partnership   Pledgor's "Interest" (as     Uncertified            1%
                                                                   defined in the Accuride
                                                                   Columbia Amended and
                                                                   Restated General
                                                                   Partnership Agreement)
-------------------------- --------------------------------------- -------------------------- ----------------- ----------------
Accuride Columbia          Accuride Columbia General Partnership   Pledgor's "Interest" (as     Uncertified           99%
Facilities Management                                              defined in the Accuride
Corporation                                                        Columbia Amended and
                                                                   Restated General
                                                                   Partnership Agreement)
-------------------------- --------------------------------------- -------------------------- ----------------- ----------------

                                                              SCHEDULE II TO THE
                                                                PLEDGE AGREEMENT

                          JURISDICTION OF ORGANIZATION

                                                                 JURISDICTION OF
                                                                  ORGANIZATION
                                                               ---------------
PLEDGOR
Accuride Corporation                                             Delaware
ACCURIDE VENTURES, INC.                                          Delaware
Accuride Kentucky Holding Company                                Delaware
ACCURIDE HENDERSON FACILITIES MANAGEMENT CORPORATION             Delaware
Accuride Tennessee Holding Company                               Delaware
ACCURIDE COLUMBIA FACILITIES MANAGEMENT CORPORATION              Delaware
AKW GENERAL PARTNER, L.L.C.                                      Delaware
ACCURIDE TEXAS INC.                                              Delaware
AKW, L.P.                                                        Delaware
ACCURIDE CUYAHOGA FALLS, INC.                                    Delaware
ACCURIDE HENDERSON LIMITED LIABILITY COMPANY                     Delaware
ACCURIDE COLUMBIA GENERAL PARTNERSHIP                            Delaware
Accuride Canada Inc.                                             Canada

                                                               EXHIBIT A TO THE
                                                               PLEDGE AGREEMENT
                                                               ----------------



                     FORM OF CASH COLLATERAL ACCOUNT LETTER

                               [NAME OF BORROWER]
                                    [ADDRESS]


                                                                          [Date]

Citibank, N.A.
399 Park Avenue
New York, New York  10043
Attention: _______________

                          [NAME OF APPLICABLE BORROWER]

Gentlemen/women:

          Reference is made to (a) deposit account no.___________ (the "CASH COLLATERAL ACCOUNT") maintained with you by [Name of Borrower] (the "BORROWER"). Pursuant to the Second Amended and Restated Pledge Agreement dated as of July 27, 2001 (as amended, supplemented or otherwise modified hereafter from time to time, the "PLEDGE AGREEMENT"; terms defined therein and not otherwise defined herein being used herein as therein defined) made by the Borrower and the other pledgors (the "PLEDGORS") party thereto in favor of Citicorp USA, Inc., as administrative agent (together with any successor thereto appointed pursuant to Article VIII of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Secured Parties referred to therein, the Borrower has granted to the Administrative Agent, on behalf of the Secured Parties, sole and exclusive dominion and control of the Cash Collateral Account and a lien on and security interest in certain property and assets of the Borrower, including, among other things, the following (collectively, the "ACCOUNT Collateral"):

          (a) the Cash Collateral Account, all of the funds held therein and all of the certificates and instruments, if any, from time to time representing or evidencing the Cash Collateral Account; and

          (b) all of the Collateral Investments made on behalf of the Borrower from time to time and all of the certificates and instruments, if any, from time to time representing or evidencing any such Collateral Investments; and

          (c) all of the interest, dividends, distributions, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

          (d) all of the proceeds of any and all of the foregoing Account Collateral. It is a condition to the continued maintenance of the Cash Collateral Account with you that you agree to this letter agreement.

          By signing this letter agreement, you acknowledge notice of, and consent to the terms and conditions of, the Pledge Agreement and the grant of the lien and security interest in, and the pledge and assignment of, the Account Collateral to the Administrative Agent, on behalf of the Secured Parties, and you confirm to the Administrative Agent that (a) the Cash Collateral Account is maintained with you at your offices at Citibank, N.A., [399 Park Avenue, New York, New York, 10043][__________________________,
Toronto, Ontario, Canada], and is entitled "_____________, cash collateral account for the benefit of Citicorp USA, Inc., as Administrative Agent" and the account number therefor is as set forth in the immediately preceding paragraph and (b) you have not received any notice of any other lien or security interest in, pledge or assignment of, or other claim (other than that of the Borrower) on or to the Cash Collateral Account or any of the other Account Collateral. Further, you hereby agree with the Administrative Agent that:

          (i) The Cash Collateral Account will be maintained solely for the benefit of the Administrative Agent, on behalf of the Secured Parties, will be and remain entitled as set forth in clause (a) of this paragraph and will be subject to written instructions only from an officer of the Administrative Agent.

          (ii) Notwithstanding anything to the contrary in any agreement relating to the Cash Collateral Account, the Cash Collateral Account is and will be subject to the terms and conditions of the Pledge Agreement and such applicable laws (including, without limitation, such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or other governmental authority) as are in effect from time to time, and to the extent any term or condition of this letter agreement is inconsistent with the terms and conditions of the Pledge Agreement, the terms and conditions of the Pledge Agreement shall govern; PROVIDED, HOWEVER, that you shall not be liable for any amendment, supplement or other modification of any term or condition of the Pledge Agreement until you have received notice of such amendment, supplement or other modification from the Administrative Agent, and you hereby agree to promptly amend this letter agreement to comply with any such amendment, supplement or other modification. The Administrative Agent shall be entitled to exercise any and all rights of the Borrower in respect of the Cash Collateral Account in accordance with the terms of the Pledge Agreement, and you shall comply in all respects with such exercise.

          (iii) You will follow your usual operating procedures for the handling of any remittance received in the Cash Collateral Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc. that are received for deposit in the Cash Collateral Account.

          (iv) You are hereby authorized by each of the Borrower and the Administrative Agent to endorse and process, and you hereby agree to endorse and process, all eligible checks and other remittance items not covered by subparagraph (iii) above and to deposit such checks and remittance items into the Cash Collateral Account.

          (v) You will maintain a record of all checks, deposits and other remittance items received in, and all disbursements made from, the Cash Collateral Account and, in addition to providing the Borrower with photostats, vouchers, enclosures, records and other documents of such checks, deposits and disbursements on a monthly basis, you will furnish to the Administrative Agent a monthly statement of the Cash Collateral Account (which statement shall be mailed or telecopied to the Administrative Agent at the address set forth therefor below its name on the signature pages to this letter agreement).

          (vi) In accordance with written instructions received from the Administrative Agent, you will, subject to the provisions hereof, from time to time (A) invest amounts on deposit in the Cash Collateral Account in such Cash Equivalents as are set forth in such instructions of the Administrative Agent in the name of the Administrative Agent, on behalf of the Borrower, and (B) invest interest paid on the Cash Equivalents referred to in subclause (vi)(A) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents as are set forth in the instructions of the Administrative Agent in the name of the Administrative Agent, on behalf of the Borrower (the Cash Equivalents referred to in subclauses (vi)(A) and (vi)(B) above being collectively "COLLATERAL INVESTMENTS"). All of the Collateral Investments and all of the interest and proceeds that are not invested or reinvested in Collateral Investments as provided above in this subparagraph
     (vi) shall constitute part of the Account Collateral.

          (vii) You shall promptly notify each of the Borrower and the Administrative Agent if the Cash Collateral Account (A) becomes subject to any writ, garnishment, judgment, warrant of attachment, execution or similar process or (B) becomes, or is asserted to have become, subject to any lien, security interest, adverse claim or other encumbrance of any person or entity other than the Administrative Agent.

         (viii) All transfers from the Cash Collateral Account shall be made by you irrespective of, and without deduction for, any counterclaim, defense, recoupment, setoff or similar rights in your favor and shall be final, and you will not seek to recover from the Administrative Agent for any reason any such payment once made; PROVIDED, HOWEVER, that you may charge against the Cash Collateral Account the face amount of any item deposited into or credited to the Cash Collateral Account which is subsequently returned unpaid due to uncollected or insufficient funds. Each such transfer of funds shall neither comprise only a part of a remittance nor reflect the rounding off of any funds so transferred.

          (ix) All service charges and fees with respect to the Cash Collateral Account shall be payable by the Borrower, but may be charged to another deposit account maintained by the Borrower with you (other than any other Cash Collateral Account maintained with you).

          (x) The lien and security interest of the Administrative Agent, on behalf of itself and the other Secured Parties, in the Cash Collateral Account and the other Account Collateral of the Borrower shall not be terminated until you receive notice of such termination from the Administrative Agent.

          You hereby represent and warrant that the person executing this letter agreement on your behalf is duly authorized and fully empowered to do so.

          You shall exercise reasonable care in performing your duties and responsibilities in respect of the Account Collateral and in fulfilling your obligations under or in respect of this letter agreement. You shall not be held liable for any claims, damages, losses or expenses incurred by the Borrower or the Administrative Agent in connection therewith other than for (a) claims, damages, losses or expenses resulting from your gross negligence or willful misconduct or (b) your failure to maintain the Account Collateral or to fulfill your obligations under or in respect of this letter agreement with reasonable care; PROVIDED, HOWEVER, that in such case your liability shall extend only to any direct loss resulting therefrom, as opposed to any consequential or special loss or damage. Except as expressly agreed to in this letter agreement, you have no duty other than reasonable care and other customary duties with respect to the Cash Collateral Account and the other Account Collateral and the monitoring and safeguarding of all of the items deposited into the Cash Collateral Account.

          No amendment or waiver of any provision of this letter agreement, and no consent to any departure by you or the Borrower herefrom, shall be effective unless the same shall be in writing as signed by each of you, the Borrower and the Administrative Agent.

          This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of, and be enforceable by, the Administrative Agent and the other Secured Parties and their respective successors, transferees and assigns. You may terminate this letter agreement upon 30 days' prior written notice to the Borrower and the Administrative Agent. Upon such termination, you (a) shall close the Cash Collateral Account and transfer all funds in the Cash Collateral Account in accordance with the instructions of the Administrative Agent and (b) shall nonetheless remain obligated promptly to transfer to the Administrative Agent, as instructed by the Administrative Agent at such time, all funds and other property and assets received in respect of the Cash Collateral Account.

          This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement shall be effective as delivery of a manually executed counterpart of this letter agreement.

          This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          Please indicate your acknowledgment of and agreement to the provisions of this letter agreement by signing in the appropriate space provided below and returning this letter agreement to Citicorp USA, Inc., 388 Greenwich Street, New York, New York 10013, Telecopier No.: (212) _________, Attention: Mark Floyd. If you elect to deliver this letter agreement by telecopier, please arrange for the executed original to follow by next-day courier.

                                   Very truly yours,

                                   [NAME OF BORROWER], as Borrower


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                     PERSON AND ADDRESS FOR NOTICES:
                                     _____________________
                                     _____________________
                                     _____________________
                                     _____________________
                                     Tel: ________________
                                     Fax: ________________

                                   CITICORP USA, INC., as Administrative Agent

                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:



                                     PERSON AND ADDRESS FOR NOTICES:
                                     Attn: Mark Floyd
                                     Citicorp USA, Inc.
                                     388 Greenwich Street
                                     New York, New York  10013

Acknowledged and agreed to as
of the date first above written:

CITIBANK, N.A.

By
  ---------------------------
  Name:
  Title:

PERSON AND ADDRESS FOR NOTICES:
Citibank, N.A.
399 Park Avenue
New York, NY  10043
Attn:
Tel: (212) 559-5320
Fax: (212) 758-6278

                                                               EXHIBIT B TO THE
                                                               PLEDGE AGREEMENT
                                                               ----------------


                       FORM OF PLEDGE AGREEMENT SUPPLEMENT


                                                                          [Date]

Citicorp USA, Inc., as the Administrative
   Agent for the Lender Parties party to the Credit Agreement referred to below
388 Greenwich Street
New York, New York 10013
Attention: _______________

                              ACCURIDE CORPORATION
                              --------------------

Ladies and Gentlemen:

                Reference is made to (i) the Second Amended and Restated Credit Agreement dated as of July 27, 2001 (such Credit Agreement, as in effect on the date hereof and as it may hereafter be amended or otherwise modified from time to time, being the "CREDIT AGREEMENT") among Accuride Corporation, a Delaware corporation, Accuride Canada, Inc., a corporation organized and existing under the law of the Province of Ontario, Canada, the banks, financial institutions and other institutional lenders parties thereto as Lenders, Citibank, N.A., as Initial Issuing Bank, Citicorp USA, Inc., as Swing Line Bank and Administrative Agent (in such capacity or Administrative Agent, the "ADMINISTRATIVE AGENT"), Salomon Smith Barney Inc., as Arranger, Bankers Trust Company, as Syndication Agent, and Wells Fargo Bank N.A., as Documentation Agent, and (ii) the Second Amended and Restated Pledge Agreement dated as of July 27, 2001, (such Pledge Agreement, as in effect on the date hereof and as it may hereafter be amended or otherwise modified from time to time, being the "PLEDGE AGREEMENT") by the U.S. Borrower, the Canadian Borrower, and the other Pledgors party thereto, to the Administrative Agent. The terms defined in the Credit Agreement or the Pledge Agreement and not otherwise defined herein shall have the same meanings as specified in the Credit Agreement or the Pledge Agreement.

                [SECTION _. THE PLEDGE AGREEMENT. The undersigned hereby agrees, as of the date first above written, to be bound as a Pledgor by all of the terms and provisions of the Pledge Agreement to the same extent as each of the other Pledgors. The undersigned further agrees, as of the date first above written, that each reference in the Pledge Agreement to an "Additional Pledgor" or a "Pledgor" shall also mean and be a reference to the undersigned, and each reference in any of the other Loan Documents to a "Pledgor" or a "Loan Party" shall also mean and be a reference to the undersigned.]

                [SECTION _. ADDITIONAL PLEDGED INTERESTS. (a) Pursuant to the Pledge Agreement, the undersigned assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties, and grants to the Administrative Agent for its benefit and the ratable benefit of the Secured Parties, a security interest in the shares of stock and other equity interests set forth on Schedule I hereto and issued by the Person[s] named therein (such shares and other equity interests being collectively referred to herein as the "ADDITIONAL PLEDGED INTERESTS").

                (b) The undersigned makes the assignment and pledge, and grants the security interest, contained in Section 1 of the Pledge Agreement, of and in the Additional Pledged

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      Interests, as if the undersigned was an original party to the Pledge
      Agreement as a Pledgor with respect to the Additional Pledged Interests thereunder.]

                SECTION _. REPRESENTATION AND WARRANTIES. Without limiting the generality of the foregoing, the undersigned represents and warrants as a Pledgor as set forth in Section 7 of the Pledge Agreement, as supplemented by this Pledge Agreement Supplement.

                SECTION _. GOVERNING LAW. This Pledge Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent that the perfection or the effect of perfection of the security interest under the Pledge Agreement, or remedies under the Pledge Agreement, in respect of any Collateral are governed, pursuant to the laws of the State of New York, by the laws of a jurisdiction other than the State of New York.

                                   Very truly yours,

                                   [NAME OF ADDITIONAL PLEDGOR]


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                      Address: